UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                                         Date of report (Date of earliest event reported):                            November 11, 2005

            HNI Corporation
(Exact Name of Registrant as Specified in Charter)

                                                                                          Iowa                                                 0-2648                                  42-0617510
                                                                            (State or Other Jurisdiction                           (Commission                       (IRS Employer
                                                                                   of Incorporation)                                   File Number)                      Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

                                        Registrant's telephone number, including area code:                (563) 272-7400

                                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
         (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
         (17 CFR 240.13e-4(c))

Item 5    CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 11, 2005, the HNI Corporation (the "Corporation") Board of Directors (the "Board") elected James R. Jenkins as a Director of the Corporation and appointed him as a member of the Corporation's Audit Committee.  The Board determined that Mr. Jenkins qualifies as an independent director under the New York Stock Exchange (the "NYSE") director independence standards as currently in effect.

In addition, the Board determined that Mr. Jenkins is "independent" as independence for audit committee members is defined by the NYSE listing standards and in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended.  The Board concluded that Mr. Jenkins is financially literate.

The press release announcing Mr. Jenkins' election to the Board is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03        Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

The Board amended Section 3.03(a) of Article 3 of the Corporation's By-laws (the "By-laws"), effective as of November 11, 2005, to reflect an increase in the authorized number of Directors of the Corporation from eleven (11) Directors to twelve (12) Directors.  The full text of the By-laws, as amended, is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8            OTHER EVENTS

Item 8.01       Other Events.

On November 11, 2005, the Corporation issued a press release announcing the Board's declaration of a cash dividend on the Corporation's common stock and approval of additional expenditures of up to $200 million under the Corporation's share repurchase program.  The press release is attached hereto as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9            FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01       Financial Statements and Exhibits.

The following exhibits relating to Items 5.02 and 5.03 are filed as part of this Current Report on Form 8-K.

Exhibit No.                  Description

  99.1                           Text of press release dated November 11, 2005.

  99.2                           By-laws of the Registrant, as amended.

  99.3                           Text of press release dated November 11, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	November 14, 2005	By:	/s/ Jeffrey D. Lorenger
Jeffrey D. Lorenger Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.                  Description

    99.1                          Text of press release dated November 11, 2005.

    99.2                           By-laws of the Registrant, as amended.

    99.3                           Text of press release dated November 11, 2005.